UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 9, 2014

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On December 10, 2014, Authentidate Holding Corp. (the “Company”) entered into a Board Nomination Agreement (the “Board Agreement”) with Lazarus Investment Partners, LLLP and certain of its affiliates (the “Lazarus Group”), the beneficial owner of approximately 29.5% of the Company’s common stock. Pursuant to the Board Agreement, we granted the Lazarus Group the right to nominate a second individual for election to our Board and agreed to promptly appoint such nominee as a member of the Board. As discussed below in greater detail, the Lazarus Group designated Mr. Marc A. Horowitz and the Company agreed to appoint him to its Board of Directors, effective immediately. Further, under the Board Agreement, we agreed to use our best efforts to include Mr. Horowitz in the Company’s slate of nominees recommended for election as a director during a three year designation period, as defined under the Board Agreement. The Board Agreement further provides that if a Board vacancy occurs during the designation period solely because of the death, disability, disqualification, resignation or removal of their designee, the Lazarus Group shall be entitled to designate such person’s successor.

The foregoing summary of the Board Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Board Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On December 9, 2014, J. Edward Sheridan notified the Board of Directors (the “Board”) of the Company that he decided to retire from the Board, effective immediately. Mr. Sheridan, a director, had also served as Chairman of the Audit Committee and the Nominating and Corporate Governance Committee and as a member of the Management Resources and Compensation Committee of the Board. The Nominating and Corporate Governance Committee and Board intend to review prospective candidates to fill the vacancies on the committees created by Mr. Sheridan’s retirement.

(d)	Effective on December 10 2014, Marc A. Horowitz was elected to the Board, with immediate effect. Mr. Horowitz was elected to Board following his designation by the Lazarus Group pursuant to the Board Agreement disclosed in Item 1.01 to this Current Report on Form 8-K. Subject to the terms of the Board Agreement, Mr. Horowitz will serve for an initial term expiring at the Company’s annual meeting of stockholders to be held in 2015 and until his successor shall have been elected and qualified, or until his earlier resignation or removal.

Mr. Horowitz, age 55, is an entrepreneur in the healthcare information technology market with over twenty-five years of leadership and experience. Since February 2009, Mr. Horowitz has served as Senior Vice President of Health Language, Inc., now part of Wolters Kluwer, which provides users with the platform to manage standard and enhanced clinical terminologies on an enterprise scale. In 1997, Mr. Horowitz was a Co-Founder of Health Language and acted in various executive leadership roles through 2004 and again upon rejoining Health Language in February 2009. From 2004 to 2009, Mr. Horowitz was the Group Business Development Director of iSOFT, plc, an international supplier of healthcare software applications. Mr. Horowitz has also held a number of other leadership, business development and marketing positions in the healthcare information technology sector. He currently is the Chairman of the Affiliate Forum of the International Health Terminology Standards Development Organization, a multi-national not-for-profit organization that works to develop standards for health systems. The Affiliate Forum brings together users of SNOMED CT (Systematized Nomenclature of Medicine — Clinical Terms) to advise and support the IHTSDO.

There is no agreement or understanding between Mr. Horowitz and any other person pursuant to which he was appointed to the Board other than pursuant to the Board Agreement between the Company and the Lazarus Group. Mr. Horowitz is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. As a non-employee director, Mr. Horowitz will participate in the non-employee director compensation arrangements described in the Company’s Annual

Report on Form 10-K for the fiscal year ended June 30, 2014, filed with the Securities and Exchange Commission on September 29, 2014. In addition, it is expected that he will execute the Company’s standard form of non-employee director indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2012 and is incorporated herein by reference.

Following Mr. Sheridan’s retirement and the appointment of Mr. Horowitz, the Board filled the vacancies in certain of the Board’s committees by appointing Mr. Horowitz to the serve as a member of the Audit Committee and naming Jeffrey Beunier as the Chairman of the Audit Committee and designating him as the “audit committee financial expert”. In addition, the Board appointed Roy E. Beauchamp to serve on the Management Resources and Compensation Committee and the Nominating and Corporate Governance Committee and designated Charles C. Lucas III to serve as the Chairman of the Nominating and Corporate Governance Committee.

Item 8.01	Other Information

On December 9, 2014, the Company was notified by The Nasdaq Stock Market that for the last 10 consecutive business days, from November 24, 2014 to December 8, 2014, the closing bid price of the Company’s common stock has been at least $1.00 per share or greater and that the Company has regained compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. The Company issued a press release on December 11, 2014 regarding this matter and a copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Board Nomination Agreement dated December 10, 2014

99.1	Press Release dated December 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ O’Connell Benjamin
Name:	O’Connell Benjamin
Title:	Chief Executive Officer and President

Date: December 15, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Board Nomination Agreement dated December 10, 2014

99.1	Press Release dated December 11, 2014

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